Deposit on License Impairment	12 Months Ended
Jan. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Deposit on License Impairment

NOTE 4 - DEPOSIT ON LICENSE IMPAIRMENT

As of January 31, 2018, the Company has paid a total of $142,455 as a deposit on their License with Affordable Green LLC. During the year ended January 31, 2018, the Company recorded impairment charges related to the deposit paid to Affordable Green LLC totaling $79,975 and expensed $62,480, as the Company failed to make the requisite payments under the terms of the agreement. Additionally, there is not an amended or new agreement currently in place. The Company is continuing to make payments on the license and is recognizing costs related to these activities as expenses during the period in which they are incurred. All funds used for the deposit on license were received by way of short term loans that bear a 5% annual interest rate.